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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  March 14, 2002

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                            METRO-GOLDWYN-MAYER INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                 1-13481                  95-4605850
  (State or other jurisdiction     (Commission             (I.R.S. Employer
of incorporation or organization)  File Number)           Identification No.)



    2500 Broadway Street, Santa Monica, CA                       90404
   (Address of Principal Executive Offices)                    (Zip Code)

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                                 (310) 449-3000
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              (Registrant's telephone number, including area code)

                                      None
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)
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Item 5.  Other Events

     Attached hereto as Exhibit 99 and incorporated herein by this reference is a press release issued on March 14, 2002 by Metro-Goldwyn-Mayer Inc. with respect to an underwritten public offering of its common stock.

Item 7.  Exhibits

     99  Press Release dated March 14, 2002.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      METRO-GOLDWYN-MAYER INC.



Date:  March 15, 2002                 By: /s/ William A. Jones
                                         ------------------------------------
                                      Name:   William A. Jones
                                      Title:  Senior Executive Vice President
                                              and Secretary